UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2006
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	0-21923	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

727 North Bank Lane Lake Forest, Illinois (Address of principal executive offices)		60045 (Zip Code)
Registrant’s telephone number, including area code (847) 615-4096
Not Applicable
(Former name or former address, if changed since last year)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On July 31, 2006, Wintrust Financial Corporation (the “Company”) announced that its Board of Directors had declared a semi-annual cash dividend of $0.14 per share of outstanding common stock. The dividend is payable on August 24, 2006 to shareholders of record on August 10, 2006. In addition, the Company announced that its Board of Directors had approved a share repurchase program of up to 2 million of the Company’s outstanding shares of common stock. The Company also announced that Joseph F. Damico, one of its directors, has been appointed to the Compensation Committee and removed from the Risk Management Committee, effective immediately. A copy of the press release relating to the foregoing is attached hereto as Exhibit 99.1, and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit
99.1	News release dated July 31, 2006 issued by Wintrust Financial Corporation.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/ David L. Stoehr
David L. Stoehr
Executive Vice President and Chief Financial Officer

Date: July 31, 2006

INDEX TO EXHIBITS

Exhibit
99.1	News release dated July 31, 2006 issued by Wintrust Financial Corporation.

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